UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Virginia National Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting materials by email, please send a blank email with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your email requesting material. Virginia National Bankshares Corporation Meeting Type: Date: Time: Place: Virtual Annual Meeting of Shareholders Thursday, June 24, 2021 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/VABK for more details. INTERNET www.investorelections.com/VABK TELEPHONE (866) 648-8133 * EMAIL paper@investorelections.com If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 14, 2021. To order paper materials, use one of the following methods. P.O. BOX 8016, CARY, NC 27512-9903 Virginia National Bankshares Corporation Important Notice Regarding the Availability of Proxy Materials For Virtual Shareholders Meeting to be held on June 24, 2021 For Shareholders of record as of close of business on April 21, 2021 This communication is not a form for voting and presents only an overview of more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/VABK The following proxy materials are available to view or receive: -Notice of Annual Meeting and Proxy Statement -Annual Report on Form 10-K for the year ended 12/31/2020 To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/VABK Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. Control Number: You must register to attend the meeting online no later than 5:00 p.m., Eastern Time on June 22, 2021 at www.proxydocs.com/VABK After you register, you will receive an email confirming your registration. The morning of the meeting, you will receive an email with a link to attend the meeting. SEE REVERSE FOR THE ITEMS TO BE VOTED BEFORE THE MEETING

Virginia National Bankshares Corporation Annual Meeting of Shareholders PROPOSAL 1. Election of Directors 1.01 John B. Adams, Jr. 1.02 Steven W. Blaine 1.03 Marc J. Bogan 1.04 Kevin T. Carter 1.05 Hunter E. Craig 1.06 William D. Dittmar, Jr. 1.07 Randolph D. Frostick 1.08 James T. Holland 1.09 Linda M. Houston 1.10 Jay B. Keyser 1.11 Glenn W. Rust 1.12 Sterling T. Strange, III 1.13 Gregory L. Wells 2. Advisory (non-binding) to approve Company's executive compensation. 3. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for 2021. 4. Transaction of such other business as may properly come before the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" all directors in Proposal 1, and "FOR" Proposals 2 and 3